EXHIBIT 10.4

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of the 17th day of November, 1999 by and between

                  BankBoston Retail Finance Inc. (in such capacity, the "Agent"), as Agent for the Lenders party to a certain Loan and Security Agreement dated as of April 13, 1999,

                  the Lenders party thereto, and

                  and

                  Each of the following corporations (collectively, and each individually, the "BORROWER"), each of which has its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319:

                  The Sports Authority, Inc. (A Delaware corporation)
                  The Sports Authority Florida, Inc. (A Florida corporation) The Sports Authority Michigan, Inc. (A Michigan corporation) Authority International, Inc. (A Delaware corporation)

                  and

                  The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "LEAD BORROWER"

                  and

                  The Sports Authority, Inc., a Delaware corporation with its principal executive offices at 3383 North State Road 7, Fort Lauderdale, Florida 33319 in the additional capacity as the "PARENT"

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on April 13, 1999, the Agent, the Lenders and the Borrowers entered in a certain Loan and Security Agreement (the "Agreement"); and

         WHEREAS, the Lead Borrower has requested that the Agent and the Lenders agree to amend the Agreement to permit the Borrowers to increase the amount of Permitted Repurchases which the Borrowers are permitted to make under the Agreement; and

         WHEREAS, subsequent to the date of the Agreement OSR, Inc. (A Delaware corporation), was merged into the Parent: and

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         WHEREAS, the Agent, the Lenders, and the Borrowers desire to modify certain of the provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrowers as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. AMENDMENT TO ARTICLE 4. The provisions of Section 4-20(b)(ii) of the Agreement are hereby amended to read as follows:

                           (ii) Immediately after having made the subject repurchase, the aggregate of such repurchases during the then current calendar year shall not exceed the aggregate of $30 Million plus a carry forward for the unused portion of such $30 Million per calendar year (not to exceed in the aggregate $90 Million) (commencing with calendar year 1999 (e.g.. the maximum of repurchases for calendar year 1999 shall be $30 Million and the maximum repurchases for calendar year 2000 shall be (x) $30 Million plus (y) $30 Million MINUS repurchases during calendar year
                           1999).

         3. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement on the other Loan Documents remain in full force and effect.

         4.       MISCELLANEOUS.

                           (a) This First Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This First Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                           (c) Any determination that any provision of this
                  First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent and each Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

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                                                           The "BORROWERS":
                                                       The "LEAD BORROWER":
                                                              The "PARENT":

                                        THE SPORTS AUTHORITY, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        THE SPORTS AUTHORITY FLORIDA, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        THE SPORTS AUTHORITY MICHIGAN, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        AUTHORITY INTERNATIONAL, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                                               The "AGENT":

                                        BANKBOSTON RETAIL FINANCE INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

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                                                             The "LENDERS":

                                        BANKBOSTON RETAIL FINANCE INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        FOOTHILL CAPITAL CORPORATION

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        HELLER FINANCIAL, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        NATIONS BANK, N.A.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        CITIZENS BUSINESS CREDIT, A DIVISION OF
                                              CITIZENS LEASING CORPORATION

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        FLEET CAPITAL CORPORATION

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        LASALLE BUSINESS CREDIT, INC.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        DEUTSCHE FINANCIAL SERVICES CORPORATION

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        MELLON BANK, N.A.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By_________________________________

                                Print Name:________________________________

                                     Title:________________________________